UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )

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CYBERKINETICS NEUROTECHNOLOGY SYSTEMS, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Stockholders:

      You are cordially invited to attend the Annual Meeting of Stockholders of Cyberkinetics Neurotechnology Systems, Inc. which will be held on Wednesday, June 13, 2007, at the Holiday Inn at 31 Hampshire Street, Mansfield, MA 02048 at 9:00 A.M. EDT.

      At the meeting, you will be asked to elect the members of the Board of Directors of the Company; to approve and adopt an amendment to the Company’s 2002 Equity Incentive Plan; to ratify the appointment of Vitale, Caturano & Company, Ltd. as the Company’s independent registered public accounting firm for the year ending December 31, 2007; and to transact such other business as may properly come before the meeting. Important information concerning these matters is contained in the accompanying proxy statement, which you should read carefully.

      In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for you to ask questions of general interest. It is important that your shares are represented and voted at the meeting, whether or not you plan to attend the meeting. Accordingly, please mark, sign, date and return the enclosed proxy in the envelope provided at your earliest convenience.

      Your interest and participation in the affairs of the Company are greatly appreciated.

Sincerely,

/s/ TIMOTHY R. SURGENOR
Timothy R. Surgenor
President and Chief Executive Officer

CYBERKINETICS NEUROTECHNOLOGY SYSTEMS, INC.
100 Foxborough Blvd., Suite 240
Foxborough, MA 02035

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held June 13, 2007

TO THE STOCKHOLDERS OF
CYBERKINETICS NEUROTECHNOLOGY SYSTEMS, INC.:

      Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of Cyberkinetics Neurotechnology Systems, Inc. (“Cyberkinetics” or the “Company”) will be held on Wednesday, June 13, 2007, at the Holiday Inn at 31 Hampshire Street, Mansfield, MA 02048 at 9:00 A.M. EDT to consider and take action on the following matters:

1. The election of eight persons to serve as directors of Cyberkinetics until the 2008 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

      2. The approval and adoption of an amendment of the Company’s 2002 Equity Incentive Plan to increase the number of shares of the Company’s common stock authorized for issuance from 4,400,000 to 5,400,000.

3. The ratification of the appointment of Vitale, Caturano & Company, Ltd. as Cyberkinetics’ independent registered public accounting firm for the year ending December 31, 2007.

4. The transaction of such other business as may properly come before the Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on April 23, 2007, as the record date (“the “Record Date”) for determination of stockholders entitled to notice of, and to vote at, the Meeting. Only holders of the Company’s common stock as of the Record Date are entitled to vote on the matters listed in this Notice of Annual Meeting of Stockholders.

      Whether or not you plan to attend the Meeting in person, please mark, sign and date the enclosed proxy and return it promptly in the enclosed pre-addressed reply envelope. Any stockholder of record who is present at the meeting may vote in person instead of by proxy, thereby revoking any previous proxy.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Mark P. Carthy
Mark P. Carthy
Chairman

Foxborough, Massachusetts
Dated: April 30, 2007

      WE URGE YOU TO VOTE IN FAVOR OF EACH OF THE PROPOSALS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY CYBERKINETICS’ BOARD OF DIRECTORS. ANY STOCKHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY FILING WITH THE SECRETARY OF CYBERKINETICS AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE WITH THE SECRETARY OF THE COMPANY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT ADEQUATE ACCOMMODATIONS MAY BE ARRANGED.

CYBERKINETICS NEUROTECHNOLOGY SYSTEMS, INC.

PROXY STATEMENT

2007 ANNUAL MEETING OF STOCKHOLDERS
To be held Wednesday, June 13, 2007

INTRODUCTION

      This proxy statement is furnished in connection with the solicitation of proxies to be used at the 2007 Annual Meeting of Stockholders (the “Meeting”) of Cyberkinetics Neurotechnology Systems, Inc. (“Cyberkinetics” or the “Company”), a Delaware corporation, to be held at the Holiday Inn at 31 Hampshire Street, Mansfield, MA 02048 on Wednesday, June 13, 2007, at 9:00 A.M. EDT and at any and all adjournments thereof.

      This proxy statement and the accompanying Notice of Annual Meeting of Stockholders and form of proxy will first be given or sent to stockholders eligible to receive notice of, and to vote at, the Meeting on or about May 10, 2007.

What is the purpose of the Meeting?

      At the Meeting, holders of Cyberkinetics’ common stock, $0.001 par value per share (“Common Stock”), of record at the close of business on April 23, 2007 (the “Record Date”) will act, in person or by proxy, upon the matters listed in the Notice of Annual Meeting of Stockholders included with this proxy statement, including: the election of eight members of the Board of Directors of the Company; the approval and adoption of an amendment to the 2002 Equity Incentive Plan; and the ratification of the appointment of Vitale, Caturano & Company, Ltd. as the Company’s independent registered public accounting firm for the year ending December 31, 2007, and the transaction of such other business as may properly come before the meeting.

Who can attend the Meeting?

      All stockholders of record as of the Record Date, or their duly appointed proxy, may attend the Meeting. If you plan to attend the Meeting, please check the appropriate box on your proxy card. The Company will then place you on the admission list for the Meeting.

Who is entitled to vote at the Meeting?

      Only holders of Common Stock as of the Record Date are entitled to notice of and to vote at the Meeting. On the Record Date, there were 37,563,783 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote.

Why did I receive this proxy statement?

      The records of the Company indicate that you were a holder of Common Stock as of the Record Date. Your interest and participation in the affairs of the Company are greatly appreciated.

Who is soliciting proxies?

      The solicitation of proxies is made on behalf of the Cyberkinetics’ Board of Directors (the “Board”). The cost of preparing, assembling, printing and mailing this proxy statement and the materials used in the solicitation of proxies for the Meeting will be borne by Cyberkinetics. It is contemplated that proxies will be solicited principally through the use of the mail, but directors, officers and employees of Cyberkinetics may solicit proxies personally or by telephone without receiving special compensation therefor. In addition, Cyberkinetics may request banks, brokers or other custodians to solicit customers for whom they hold shares of Common Stock.

How do I vote?

      You may vote by completing and returning your proxy card, which is included herewith, or by written ballot at the Meeting.

May I revoke my proxy?

      A stockholder signing and returning a proxy on the enclosed proxy card has the power to revoke it at any time before the shares of Common Stock subject to it are voted, by notifying the Secretary of the Company in writing of such revocation, by filing a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Subject to such revocation, all shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxyholders in accordance with the instructions specified on the proxy.

What are the recommendations of the Board of Directors?

      The Board of Directors recommends voting as follows:

“FOR” the election of all eight nominees for Director;

“FOR” the approval and adoption of the amendment to the 2002 Equity Incentive Plan; and

“FOR” the ratification of the appointment of Vitale, Caturano & Company, Ltd. as Cyberkinetics’ independent registered public accounting firm.

      Unless otherwise directed in the accompanying proxy, the shares represented by your executed proxy will be voted “FOR” election of the nominees for director named herein, “FOR” the ratification of the appointment of Vitale, Caturano & Company, Ltd. as Cyberkinetics’ independent registered public accounting firm, and “FOR” the approval and adoption of the amendment to the 2002 Equity Incentive Plan to increase the shares available for issuance. If any other business is properly brought before the Meeting, such proxy will be voted in the discretion of the proxyholders.

What constitutes a Quorum to conduct business at the Meeting?

      The presence at the Meeting, in person or by proxy, of that number of shares of Common Stock entitled to exercise a majority of the voting power constitutes a quorum. In all cases, abstentions and broker non-votes are considered votes present and are included in determining whether a quorum exists. If a quorum is not present at the Meeting, the Company expects that the Meeting will be adjourned to solicit additional proxies.

What vote is required to approve each proposal?

      Election of Directors. The affirmative vote of a plurality of the voting power represented at the Meeting is required for a nominee to be elected as a Director of the Company. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” are elected as Directors up to the maximum number of Directors to be elected at the Meeting. Because directors are elected by plurality, votes withheld, abstentions from voting and broker non-votes are not counted toward the plurality vote calculation.

      Other Proposals. The approval and adoption of the amendment to the 2002 Equity Incentive Plan, the ratification of the appointment of independent accountants and any other matter properly brought before the Meeting, unless otherwise required by law, require the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the Meeting. With regard to these proposals, abstentions are considered “present and entitled to vote” and will be counted in tabulations of the votes cast and will have the same effect as a vote “AGAINST” such proposal. Broker non-votes, although considered “present” for purposes of determining the existence of a quorum, are not considered “entitled to vote” and will have no effect on the outcome of these proposals.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

      The persons named below will be nominated for election as Directors of the Company at the Meeting to serve until the next Annual Meeting of Stockholders and until their successors are elected and have qualified. Votes of the proxyholders will be cast in such a manner as to effect the election of all eight nominees, as appropriate. If a quorum is present at the meeting, the eight nominees for directors receiving the most votes will be elected to serve as directors. In the event that any of the nominees should be unable to serve as a director, it is intended that the proxies will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors (the “Board”). Each nominee has consented to being named herein and agreed to serve if elected. The Board has no reason to believe that any of the nominees named below will be unable to serve if elected.

      Each of the nominees was elected to serve as a Director by the stockholders at the 2006 Annual Meeting of Stockholders. The following table and narrative enumerate the names of, and certain other information concerning, the persons nominated for election as Directors of Cyberkinetics:

Name	Age	Position

Timothy R. Surgenor	47	President, Chief Executive Officer, Director
John P. Donoghue, Ph.D.	58	Chief Scientific Officer, Director
Mark A. Carney	48	Executive Vice President, Director
Mark P. Carthy	46	Director
George N. Hatsopoulos, Ph.D.	80	Director
Nicholas G. Hatsopoulos, Ph.D.	45	Director
Theo Melas-Kyriazi	47	Director
Daniel E. Geffken	50	Director

      None of the director-nominees was selected pursuant to any arrangement or understanding other than with the directors and executive officers of Cyberkinetics acting within their capacities as such.

Employee Directors

      Timothy R. Surgenor has been our President and Chief Executive Officer since January 2003 and a Director since November 2002. From January 1999 to January 2003, Mr. Surgenor was Executive Vice President at Haemonetics Corporation (NYSE:HAE), which is a medical device company. From 1994 to 1999, Mr. Surgenor was President of Genzyme Tissue Repair, the cell therapy division of Genzyme Corporation (NASDAQ:GENZ). Previously, Mr. Surgenor was Executive Vice President and Chief Financial Officer of BioSurface Technology, Inc. and also held various positions in operations at Integrated Genetics. Mr. Surgenor received a B.A. in Biochemistry from Williams College in 1981 and an M.B.A. from Harvard Business School in 1987.

      John P. Donoghue, Ph.D. has been our Chief Scientific Officer and a Director since August 2002. He is also currently the Henry Merritt Wriston Professor at Brown University. Since 1991, Dr. Donoghue has been Chairman of the Department of Neuroscience and since 1998 he has served as Executive Director of the Brain Science Program at Brown University. Dr. Donoghue received an A.B. from Boston University in 1971, an M.S. in Anatomy from the University of Vermont in 1976 and a Ph.D. in Neuroscience from Brown University in 1979.

      Mark A. Carney has been our Executive Vice President and a Director since February 2006. Mr. Carney co-founded Andara Life Science, Inc. (Andara), and served as its President and Chief Executive Officer from January 2005 until Cyberkinetics acquired Andara on February 14, 2006. From February 2002 to December 2003, he was Senior Vice President at Affiliated Computer Services, Inc. (NYSE:ACS), following that company’s acquisition of Outsourced Administrative Services, where he served as Executive Vice President and Chief Operating Officer from April 2000 until January 2002. From September 1997 to January 2000, Mr. Carney was Senior Vice President at the Centris Group, Inc. (NYSE:CGE) following its acquisition of The Interra Group of Companies, which Mr. Carney had founded. Mr. Carney served as President, Chief Executive Officer and Chairman of the Board of the Interra Group of Companies from September 1993 to August 1997. From January 1990 to August 1993, Mr. Carney was President and Chief Operating Officer at International Medical Group, Inc. Mr. Carney received a B.S. in 1981 from Purdue University.

Non-Employee Directors

      Mark P. Carthy has been a Director of our Company since August 2002. He is currently a General Partner at Oxford Bioscience Partners. Mr. Carthy joined Oxford Bioscience Partners in October 2000. From 1998 to 2000, he was an advisor to Kummell Investments Limited, a Morningside Group affiliate, on its venture capital portfolio. Prior to Kummell, he was employed as Chief Business Officer of Cubist Pharmaceuticals, Inc. (NASDAQ:CBST) and Senior Director of Business Development at Vertex Pharmaceuticals Inc. (NASDAQ:VRTX). He received his B.E. in Chemical Engineering from University College Dublin, Ireland in 1982, an M.S. in chemical engineering from University of Missouri in 1983 and a M.B.A. from Harvard Business School in 1987.

      George N. Hatsopoulos, Ph.D. has been a Director of our Company since August 2002 and is currently Chairman and Chief Executive Officer of Pharos, LLC which positions he has held since 1999. Dr. Hatsopoulos is the founder of Thermo Electron Corporation (NYSE:TMO) and served as Chairman and Chief Executive Officer from its founding in 1956 until his retirement in 1999. Dr. Hatsopoulos was trained at the National Technical University of Athens and Massachusetts Institute of Technology, where he received his Bachelors degree in 1949, his Masters degree in 1950, his Engineers degree in 1954, and his Doctorate degree in 1956. He was a member of the MIT faculty from 1956 to 1962 and a Senior Lecturer until 1990.

      Nicholas G. Hatsopoulos, Ph.D. has been a Director of our Company since August 2002 and is currently an Assistant Professor at the University of Chicago. Dr. Hatsopoulos has been an Assistant Professor in Organismal Biology and Anatomy at the University of Chicago since January 2002. From January 1998 to December 2001, Dr. Hatsopoulos was an Assistant Professor of Research in the Department of Neuroscience at Brown University. Dr. Hatsopoulos has completed two postdoctoral research fellows, one in the Department of Neuroscience at Brown University and the other in the Computation Neuroscience Program at the California Institute of Technology. Dr. Hatsopoulos received his B.A. in Physics from Williams College in 1984, his M.S. in Psychology from Brown University in 1991 and his Ph.D. in Cognitive Science from Brown University in 1992.

      Theo Melas-Kyriazi has been a Director of our Company since November 2004 and is currently Chief Financial Officer of Levitronix LLC. Mr. Melas-Kyriazi joined Levitronix LLC in June 2006. From November 2004 to June 2006, Mr. Melas-Kyriazi was self-employed as a consultant. Mr. Melas-Kyriazi was affiliated with Thermo Electron Corporation (NYSE:TMO) from 1986 to October 2004. He served as Chief Financial Officer of Thermo Electron Corporation from 1999 until October 2004 and, from 1994 to 1997, he served as Chief Executive Officer and President of Thermo Spectra Corporation, a publicly traded subsidiary of Thermo Electron Corporation. Mr. Melas-Kyriazi has also served as a member of the Board of Directors of Valeant Pharmaceuticals (NYSE:VRX) since 2003. Mr. Melas-Kyriazi received a B.A. in Economics from Harvard College in 1981 and an M.B.A. from Harvard Business School in 1983.

     Daniel E. Geffken has been a Director of our Company since January 2005 and is currently Chief Financial Officer of Codon Devices, Inc. Mr. Geffken joined Codon Devices Inc. in March 2007. From August 2006 to March 2007, Mr. Geffken was Executive Vice President and Chief Financial Officer of Konarka Technologies, Inc. From December 2003 to August 2006, Mr. Geffken served as Senior Vice President, Business Development and Chief Financial Officer of Omnisonics Medical Technologies, Inc. From February 1997 to April 2003, Mr. Geffken was Senior Vice President of Finance and Chief Financial Officer at Transkaryotic Therapies, Inc. (NASDAQ:TKTX). Prior to Transkaryotic Therapies, Inc., Mr. Geffken held a variety of senior financial roles at Cytotherapeutics, Inc. (NASDAQ:CTII), Anderson Group (now Moscow CableCom Corp. (NASDAQ:MOCC)) and MedChem Products (now C. R. Bard Inc. (NYSE:BCR)). Mr. Geffken also spent several years at KPMG. Mr. Geffken received a B.S. in Economics from The Wharton School at the University of Pennsylvania in 1979 and an M.B.A. from Harvard Business School in 1987.

Management recommends that the stockholders vote
“FOR” each of the director-nominees listed above.

Executive Officers

      The following table provides certain information regarding those persons who serve as executive officers of Cyberkinetics, but who do not serve as directors of Cyberkinetics.

Name	Age	Position

J. Christopher Flaherty	45	Executive Vice President, Technology and Intellectual Property
Kimi Iguchi	44	Vice President, Finance
Kurt H. Kruger	51	Chief Financial Officer

      J. Christopher Flaherty has been our Executive Vice President, Technology and Intellectual Property since September 2003. Mr. Flaherty founded Insulet Corporation in July 2000 and served as its President and Chief Operating Officer until January 2002. Mr. Flaherty also co-founded TransVascular, Inc. in March 1996 and served as its Executive Vice President until June 2003. Mr. Flaherty has also held positions at Pfizer (NYSE:PFE) and Strato Medical. Mr. Flaherty earned a B.S. in Aeronautical and Electrical Engineering from Massachusetts Institute of Technology in 1985.

Kimi Iguchi has been our Vice President, Finance since August 2004. From May 1998 to March 2004, Ms. Iguchi worked in a variety of roles at Millennium Pharmaceuticals (NASDAQ:MLNM). Ms. Iguchi served as head of the Biotherapeutics subsidiary and most recently as Senior Director, Financial Planning and Analysis. Ms. Iguchi was the Senior Manager of External Reporting at Biogen, Inc. (now Biogen IDEC (NASDAQ:BIIB)) from October 1996 to May 1998. Prior to that, from September 1995 to October 1996, Ms. Iguchi was Director of Financial Reporting at Continental Cablevision. Ms. Iguchi is a Certified Public Accountant and was a public accountant at Coopers and Lybrand (now PricewaterhouseCoopers) from 1987 to 1995. Ms. Iguchi received a B.A. in Chemistry from Drew University in 1984 and an M.B.A. from Northeastern University in 1987. Ms. Iguchi has resigned her position with Cyberkinetics effective May 31, 2007.

Kurt H. Kruger has been Chief Financial Officer since September 2006. Mr. Kruger was Managing Director and Medical Technology Research Analyst at Banc of America Securities, LLC (formerly Montgomery Securities), from 1996 until 2003 and at Hambrecht & Quist, LLC, from 1987 to 1996. From 1984 to 1987, Mr. Kruger was a marketing manager at Cardiac Pacemakers, Inc. a subsidiary of Eli Lilly and Company, which became Guidant Corporation. Mr. Kruger earned his Sc.B. in Biomedical Engineering from Brown University in 1977, his M.S. in Biomedical Engineering from the University of Michigan at Ann Arbor in 1979 and his M.S. in Management from the MIT Sloan School of Management in 1982.

Family Relationships

      There are no family relationships among the directors and executive officers other than the following: George N. Hatsopoulos is the father of Nicholas G. Hatsopoulos.

The Board of Directors and Committees

     The Board of Directors is responsible for the supervision of the overall affairs of the Company. The Board met five times in fiscal 2006. During 2006, each director attended at least 75% of all Board meetings and meetings of any committee on which he served.

     Audit Committee

     The Board of Directors has established an Audit Committee. The Audit Committee’s responsibilities include:

•	appointing, evaluating, and retaining the independent registered public accounting firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and disclosures;

•	discussing our systems of internal control over financial reporting; and

•	meeting independently with the independent registered public accounting firm and management.

     The Audit Committee currently consists of Theo Melas-Kyriazi and Daniel E. Geffken. Each of Messrs. Melas-Kyriazi and Geffken qualify as a “financial expert” under Item 401 of Regulation S-B of the Securities and Exchange Act of 1934, as amended, and are “independent,” under the listing standards of the American Stock Exchange. As the Company’s stock is traded on the OTC Bulletin Board, the Company has chosen to use the definition of “independent” under the listing standards of the American Stock Exchange. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee met five times during fiscal 2006.

     Compensation Committee

     The Board of Directors has a Compensation Committee, which administers the Company’s compensation and benefit plans, in particular, the incentive compensation and equity-based plans, and approves salaries, bonuses, and other compensation arrangements and policies for the Company’s officers, including the chief executive officer. The Board of Directors has adopted a written charter for the Compensation Committee. The Compensation Committee currently consists of Mark P. Carthy, Theo Melas-Kyriazi and Daniel E. Geffken. The Compensation Committee met five times during fiscal 2006.

     Nominating Committee

     The Board of Directors has a Nominating Committee, which (i) identifies individuals qualified to become Board members and recommends such individuals to the Board for nomination for election to the Board, (ii) makes recommendations to the Board concerning committee appointments, other than to the Nominating Committee, (iii) develops, recommends and annually reviews corporate governance guidelines for the Company and (iv) oversees corporate governance matters and coordinates an annual review of the Board’s performance. The Board of Directors has adopted a written charter for the Nominating Committee. The Nominating Committee currently consists of Mark P. Carthy, Nicholas G. Hatsopoulos, Ph.D. and Daniel E. Geffken. All members of the Nominating Committee are “independent,” under the listing standards of the American Stock Exchange. As the Company’s stock is traded on the OTC Bulletin Board, the Company has chosen to use the definition of “independent” under the listing standards of the American Stock Exchange. The Nominating Committee did not meet during fiscal 2006.

     Director Compensation

Directors who are not our employees and are not affiliated with an entity owning greater than 2% of our outstanding common stock, and who do not beneficially own greater than 2% of our outstanding common stock will receive the following compensation:

•	An annual retainer of $20,000, plus an additional retainer of $5,000 and $3,000, respectively, if serving as Chairman of the Board or Chairman of the Audit Committee.

•
New directors are granted an initial stock option to purchase up to 20,000 shares of common stock at an exercise price equal to the fair market value of a share of common stock on the date of grant, and such option vests over four years.

•
Existing directors are granted an annual stock option to purchase up to 5,000 shares of common stock at an exercise price equal to the fair market value of a share of common stock on the date of grant, and such options vest over four years.

All directors are reimbursed reasonable out-of-pocket expenses incurred to attend meetings of the Board of Directors or any committee of the Board of Directors.

Director Compensation

Name	Year	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Daniel E. Geffken (2)	2006	20,000	19,193	39,193
	2005	20,000	—	20,000

Theo Melas-Kyriazi (3)	2006	23,000	18,089	41,089
	2005	23,000	—	23,000
	2004	3,833	—	3,833

(1)
Effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payments (SFAS 123R) using the modified prospective transition method. SFAS 123R requires all stock-based awards, including employee stock options, to be recognized in the income statement based on their fair values. The dollar amount represents the total compensation expense for stock option awards recognized in our financial statements in accordance with SFAS 123R. For information regarding our valuation of option awards, refer to Note 12 to our Consolidated Financial Statements included in our Annual Report on Form 10-KSB filed April 2, 2007.

(2)	Daniel E. Geffken has been a director of our Company since November 2005. Mr. Geffken has outstanding options to purchase an aggregate of 30,000 shares of common stock as of December 31, 2006.

(3)	Theo Melas-Kyriazi has been a director of our Company since November 2004. Mr. Melas-Kyriazi has outstanding options to purchase an aggregate of 30,000 shares of common stock as of December 31, 2006.

Consideration of Director-Nominees Proposed by Stockholders

The Nominating Committee will consider nominees to the Board proposed by stockholders, although the Board of Directors has no formal policy with regard to the consideration of stockholder proposed nominees. All nominees are considered by the Committee on their individual merits as discussed below. Any stockholder who wishes to propose a nominee for consideration should include the nominee’s name and qualifications for Board membership and should submit such nomination to the attention of Secretary, Cyberkinetics Neurotechnology Systems, Inc., 100 Foxborough Blvd., Suite 240, Foxborough, MA 02035.

      Stockholders who wish to submit a Stockholder Proposal for nomination of a candidate or candidates for election to the Board at the next annual meeting of stockholders to be included in the proxy statement must adhere to the prescribed dates and follow the procedures outlined in the “Stockholder Proposals” section of this proxy statement. In addition to the foregoing, with regard to each person the stockholder proposes to nominate for election in this manner must provide the following:

      (a) all information relating to such person that is required to be disclosed pursuant to Regulation 14A under the Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

(b) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

      (c) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and nominate the person or persons specified in the notice;

      (d) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; and

      (e) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board.

      The proposing stockholder and the beneficial owner, if any, on whose behalf the nomination is made must also provide (a) the name and address of such stockholder, as it appears on the Company’s books, and of such beneficial owner and (b) the number of shares of each class of stock of the Company that are owned beneficially and of record by such stockholder and such beneficial owner.

Selection and Evaluation of Director Candidates

      The Nominating Committee is responsible for identifying candidates for membership on the Board and makes determinations as to whether to recommend a candidate’s nomination to the Board based on his or her character, judgment, and business experience, as well as his or her ability to add to the Board’s existing strengths. This assessment typically includes issues of expertise in industries important to Cyberkinetics, functional expertise in areas such as marketing, human resources, operations, finance, and information technology and an assessment of an individual’s abilities to work constructively with the existing Board and management, all in the context of an assessment of the perceived needs of the Board at that point in time. The Board does not have any written specific minimum qualifications or skills that a candidate must meet in order to serve on the Board. The Board identifies nominees by first evaluating the current members of the Board of Directors qualified and willing to continue in service. Current members of the Board with skills and experience that are relevant to Cyberkinetics’ business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not to wish to continue in service or if the majority of the Board decided not to re-nominate a member for re-election, the Board would identify the desired skills and experience of a new nominee in light of the following criteria. When identifying and evaluating new directors, the Board considers the diversity and mix of the existing board of directors, including, but not limited to, such factors as:employment experience, public interest considerations and the implementation of the Cyberkinetics’ strategic plan. Among other things, when examining a specific candidate’s qualifications, the Board considers: the ability to represent the best interest of Cyberkinetics and its shareholders, existing relationships with Cyberkinetics, interest in the affairs of Cyberkinetics and its purpose, the ability to fulfill director responsibilities, leadership skill, integrity, business judgment, ability to develop business for Cyberkinetics and the ability to work as a member of a team.

Communications with the Board and Annual Meeting Attendance

      Individuals who wish to communicate with Cyberkinetics’ Board of Directors may do so by sending correspondence to the Company’s Board of Directors at 100 Foxborough Blvd. Suite 240, Foxborough, MA 02035. Any communications intended for non-employee directors should be sent to the above address to the attention of the non-employee directors in care of Investor Relations. Cyberkinetics does not have a policy regarding Board member attendance at Annual Meetings of Stockholders, although it encourages its Board members to attend its Annual Meeting of Stockholders. All of our Board members attended the Annual Meeting of Stockholders in 2006.

Code of Ethics

      Cyberkinetics has adopted a Code of Ethics that is applicable to Cyberkinetics’ principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. The Code of Ethics was filed as part of a Current Report on Form 8-K, filed December 12, 2006, and is available on the Securities and Exchange Commission’s website at www.sec.gov. Amendments to and waivers from the Code of Ethics will also be disclosed in future filings with the Securities and Exchange Commission.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of April 23, 2007, the number and percentage of shares of Common Stock beneficially owned, directly or indirectly, by each of Cyberkinetics’ directors, director-nominees, the Named Executive Officers, beneficial owners of more than 5% of the outstanding shares of common stock and by the directors and executive officers of Cyberkinetics as a group. Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended, and does not necessarily indicate ownership for any other purpose, and generally includes voting or investment power with respect to the shares and shares which such person has the right to acquire within 60 days of April 23, 2007. Except as subject to community property laws, where applicable, and except as indicated below, the person named below has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by him/her. Unless otherwise indicated, the persons listed below can be contacted at 100 Foxborough Blvd., Suite 240, Foxborough, MA 02035.

		Amount and
		Nature of
Title of		Beneficial	Percent of
Class	Name and Address of Beneficial Owner	Owner	Class**

Common	Timothy R. Surgenor(1)	1,236,811	3.20%
Stock	President, Chief Executive Officer and Director

Common	John P. Donoghue, Ph.D.(2)	781,967	2.06%
Stock	Founder, Chief Scientific Officer and Director

Common	Mark A. Carney (3)	1,046,640	2.78%
Stock	Executive Vice President and Director

Common	Kurt H. Kruger	158,297	*
Stock	Chief Financial Officer

Common	J. Christopher Flaherty(4)	202,570	*
Stock	Executive Vice President, Technology and Intellectual Property

Common	Kimi Iguchi(5)	96,767	*
Stock	Vice President, Finance

Common	Nicholas G. Hatsopoulos, Ph.D.(6)	486,660	1.29%
Stock	Founder and Director

Common	Mark P. Carthy(7)	12,312,496	31.30%
Stock	Director

Common	George N. Hatsopoulos, Ph.D.(8)	1,324,072	3.52%
Stock	Director

Common	Theo Melas-Kyriazi(9)	15,000	*
Stock	Director

Common	Daniel E. Geffken(9)	15,000	*
Stock	Director

Common	All directors and executive officers as a group
Stock	(11 persons)(10)	17,676,280	42.66%

	Five Percent Stockholders:

Common	Oxford Bioscience Partners and affiliated entities(7)	12,312,496	31.30%
Stock

Common	Medica Venture Partners and affiliated entities (11)	6,250,002	15.76%
Stock

Common	Hunter World Markets, Inc.(12)	2,083,334	5.25%
Stock

*	Indicates less than 1.0%

**	Based on 37,563,783 shares outstanding as of April 23, 2007.

(1)
Includes options to purchase 1,012,500 shares of common stock exercisable within 60 days of April 23, 2007. Also includes 140,000 shares of common stock and 63,200 warrants to purchase common stock held by the Daniel S. Gregory 1987 Trust for the benefit of Charlotte Gregory Surgenor. Mr. Surgenor’s children are the primary beneficiaries of the trust and Mr. Surgenor and his wife retain a pecuniary interest in the shares and warrants.

(2)	Includes options to purchase 479,252 shares of common stock exercisable within 60 days of April 23, 2007.

(3)	Includes options to purchase 25,000 shares of common stock exercisable within 60 days of April 23, 2007.

(4)	Includes options to purchase 189,000 shares of common stock exercisable within 60 days of April 23, 2007.

(5)	Includes options to purchase 92,500 shares of common stock exercisable within 60 days of April 23, 2007.

(6)	Includes options to purchase 183,945 shares of common stock exercisable within 60 days of April 23, 2007. Such person may be contacted at 1027 East 57th St., Chicago, IL 60637.

(7)
Jonathan J. Fleming, Jeffrey T. Barnes, Mark P. Carthy, Alan G. Walton and Michael E. Lytton exercise voting and investment control with respect to shares held by Oxford Bioscience Partners. These persons are the General Partners of OBP Management IV L.P., which is the General Partner of the funds referenced herein. The holdings of Oxford Bioscience Partners include 10,436,017 shares and warrants to purchase 1,754,172 shares held by Oxford Bioscience Partners IV, L.P. and 104,707 shares and warrants to purchase 17,600 shares held by MRNA Fund II, L.P. Mr. Carthy, a Director of Cyberkinetics since 2002, disclaims beneficial ownership of the shares held by funds affiliated with Oxford Bioscience Partners, except to the extent of his proportionate pecuniary interest therein. The listed beneficial owners may be contacted at 222 Berkeley St., Suite 1650, Boston, MA 02116.

(8)
Daphne Hatsopoulos exercises voting and investment control with respect to shares held. The holdings include 1,296,138 shares and warrants to purchase 27,934 shares held by GDH Partners L.P. Dr. Hatsopoulos, a Director of Cyberkinetics since 2002, is a limited partner of GDH Partners L.P. and a minority owner GDH Management, LLC, which is a general partner of GDH Partners L.P. Dr. Hatsopoulos disclaims beneficial ownership of the shares held by GDH Partners L.P., except to the extent of his proportionate pecuniary interest therein. The listed beneficial owners may be contacted at 233 Tower Road, Lincoln, MA 01773.

(9)	Consists of options to purchase 15,000 shares of common stock exercisable within 60 days of April 23, 2007.

(10)	Includes options to purchase 2,012,197 shares of common stock exercisable within 60 days of April 23, 2007 and warrants to purchase 1,862,906 shares.

(11)
Ehud Geller exercises voting and investment control with respect to securities held. The holdings of Medica Ventures Partners include 1,406,105 shares and 703,053 warrants to purchase shares held by Medica III Investments (International) L.P., 509,004 shares and 254,502 warrants to purchase shares held by Medica III Investments (Israel) L.P., 557,565 shares and warrants to purchase 278,783 shares held by Medica III Investments (S.F.) L.P., 300,081 shares and warrants to purchase 150,041 shares held by Medica III Investments (P.F.) L.P., 724,834 shares and warrants to purchase 362,417 shares held by Medica III Investments (Israel) (B) L.P. and 669,078 shares and warrants to purchase 334,539 shares held by Poalim Medica III Investments L.P. Dr. Geller may be contacted at Ackerstein Towers, 11 Hamanofim St., Bldg. B, 10 th fl., Herzlia, Israel 46120.

(12)
Todd Ficeto exercises voting and investment control with respect to the shares held by Hunter World Markets, Inc. The holdings relate to warrants to purchase 2,083,334 shares. Mr. Ficeto may be contacted at 9300 Wilshire Blvd., Penthouse Suite, Beverly Hills, CA 90212

Section 16(a) Beneficial Ownership Compliance

Under the federal securities laws of the United States, the Directors, executive officers (and certain other officers) and ten-percent beneficial owners of the Company’s Common Stock must file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. Specific filing dates have been established. For fiscal 2006, the Company has been advised by the reporting persons that all required reports of beneficial ownership of the Company’s Common Stock were timely filed with the SEC, except for a Form 4 not timely filed for current executive officers Timothy R. Surgenor, John P. Donoghue, Ph.D, J. Christopher Flaherty and Kimi E. Iguchi and former executive officer Jon P. Joseph Ph.D., and one Form 4 not timely filed for each of the non-employee directors, Daniel E. Geffken and Theo Melas-Kyriazi. In addition, Mark A. Carney and Jonathan T. Hartmann each filed one late Form 3.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation earned by our Chief Executive Officer, Chief Financial Officer and the four most highly compensated executive officers who served during the year ended December 31, 2006, and whose total compensation during the year ended December 31, 2006 exceeded $100,000 (the “Named Executive Officers”).

Summary Compensation Table

		Salary	Bonus	Stock Awards	Option Awards	All Other Compensation	Total
Name and Position	Year	($)	($)(1)	($)	($) (2)	($)	($)
Timothy R. Surgenor	2006	259,044	75,000	—	129,169	6,174	469,387
President, Chief Executive	2005	250,995	50,000	—	—	6,060	307,055
Officer and Director	2004	246,292	125,000	—	—	5,761	377,053

John P. Donoghue, Ph.D.	2006	61,350	7,500	—	452,943	—	521,793
Chief Scientific Officer and	2005	188,694	—	—	—	—	188,694
Director (3)	2004	—	—	—	—	57,690	57,690

Mark A. Carney	2006	186,926	62,344	—	23,978	—	273,248
Executive Vice President, Director (4)

Kurt H. Kruger	2006	63,535	18,750	13,167	43,714	—	139,166
Chief Financial Officer (5)

J. Christopher Flaherty	2006	216,816	41,250	—	23,083	1,891	283,040
Executive Vice President,	2005	211,078	37,500	—	—	647	249,225
Technology and Intellectual	2004	203,734	50,000	—	—	1,115	254,849
Property

Jonathan T. Hartmann	2006	132,126	90,000	—	39,956	25,000	287,082
Vice President, Sales & Marketing (6)

(1)
Includes bonus amounts accrued in year of service whether paid during year of service or thereafter. See below for further information concerning the 2006 and 2004 bonuses, which included cash and shares of stock.

(2)
Effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payments (SFAS 123R) using the modified prospective transition method. SFAS 123R requires all stock-based awards, including employee stock options, to be recognized in the income statement based on their fair values. The dollar amount represents the total compensation expense for stock option awards recognized in our financial statements in accordance with SFAS 123R. For information regarding our valuation of option awards, refer to Note 12 to our Consolidated Financial Statements included in our Annual Report on Form 10-KSB filed on April 2, 2007.

(3)
John P. Donoghue, Ph.D. was hired on January 1, 2005. He was a consultant to Cyberkinetics from August 25, 2002 to December 31, 2004. The amount reflected under “All Other Compensation” reflects the compensation paid to Mr. Donoghue as a consultant to Cyberkinetics.

(4)	Mark A. Carney was hired on February 14, 2006.

(5)	Kurt H. Kruger was hired on September 18, 2006.

(6)
Jonathan T. Hartmann was hired on March 31, 2006. The amount reflected under “All Other Compensation” consists of a sign-on bonus paid to Mr. Hartmann. Mr. Hartmann resigned from the Company effective April 6, 2007.

2006 Bonus Awards

The following Named Executive Officers earned the bonuses indicated below for the year ended December 31, 2006:

	Cash Bonus	Dollar Value of Stock Bonus*	Shares Issued*
Timothy R. Surgenor	$63,700	$11,300	10,000
John P. Donoghue, Ph.D.	$7,500	—	—
Mark A. Carney	$62,344	—	—
Kurt H. Kruger	$9,374	$9,376	8,297
J. Christopher Flaherty	$30,938	$10,312	9,126
Jonathan T. Hartmann	$90,000	—	—

*	Number of shares issued is based upon a per share price of $1.13 on the date of grant.

2004 Bonus Awards

The following Named Executive Officers earned the bonuses indicated below for the year ended December 31, 2004:

	Cash Bonus	Dollar Value of Stock Bonus*	Shares Issued*
Timothy R. Surgenor	$100,000	$25,000	11,111
J. Christopher Flaherty	$40,001	$9,999	4,444

*	Number of shares issued is based upon a per share price of $2.25 on the date of grant.

The Compensation Committee awarded the 2006, 2005 and 2004 cash bonuses to Mr. Surgenor pursuant to, and consistent with, his existing employment agreement, dated November 3, 2004. Mr. Surgenor's employment agreement reflects a target cash bonus of $100,000 and provides the Compensation Committee with the discretion to award up to the full target amount based on objective and mutually agreed upon criteria. For 2006, the criteria included, among other things, progress on acquiring, obtaining a humanitarian designation, and planning a humanitarian device exemption filing for the Andara OFS therapy, progress on demonstrating proof of concept for the BrainGate Neural Interface System, and the initiation of a pilot program in Epilepsy seizure detection using the NeuroPort System. For 2005, the criteria included, among other things, progress on the launch of the NeuroPort(TM) System, raising additional capital and continued execution of the clinical trial. For 2004, the criteria included, among other things, achievement of certain regulatory approvals, execution of a clinical trial, and becoming a reporting company under the federal securities laws.

The Compensation Committee awarded the 2006 cash and stock bonuses to Mr. Carney pursuant to, and consistent with, his existing employment agreement, dated February 14, 2006. Mr. Carney's employment agreement reflects a target cash bonus of $100,000 (pro rated to $87,500 for 2006) and provides the Compensation Committee with the discretion to award up to the full target amount based on objective and mutually agreed upon criteria. For 2006, the criteria included, among other things, progress on integrating intellectual property acquired with Andara Life Science, Inc., obtaining a humanitarian designation, and planning a humanitarian device exemption filing for the Andara(TM) OFS(TM) Therapy, and progress in obtaining business development objectives.

The Compensation Committee awarded the 2006 cash and stock bonuses to Mr. Kruger pursuant to, and consistent with, his existing employment agreement, dated September 18, 2006. Mr. Kruger's employment agreement reflects a target cash bonus of $75,000 (pro rated to $25,000 for 2006) and provides the Compensation Committee with the discretion to award up to the full target amount based on objective and mutually agreed upon criteria. For 2006, the criteria included, among other things, progress on obtaining equity financing and the subsequent registration of shares from that financing.

The Compensation Committee awarded the stock bonuses pursuant to Cyberkinetic's Fourth Amended and Restated 2002 Equity Incentive Plan, as last amended by its stockholders on June 7, 2006. The shares issued pursuant to such stock bonus awards are not subject to a share repurchase option in favor of Cyberkinetics and are fully vested. The shares issued in 2004 are subject to lock-up agreements whereby the holders agreed not to offer, sell or otherwise dispose of 50% of such shares through the earlier of (i) the close of trading on October 6, 2007, or (ii) the first day after October 6, 2006, when, for a period of 20 consecutive trading days, the average stock price for Cyberkinetics' shares of common stock is greater than $8 per share and the average daily trading volume is over 50,000 shares (the “First Release”), and the remaining 50% of the shares until 180 days after the First Release.

Employment Agreements

     On November 3, 2004, our Board of Directors approved an Employment Agreement (the “Agreement”) with Timothy R. Surgenor, our President and Chief Executive Officer. During the term of Agreement, Mr. Surgenor will earn a base salary of no less than $244,400 per annum (or such higher amount as the Compensation Committee may establish), to be reviewed annually. He is also eligible to receive an annual cash bonus of up to $100,000, based on objectives mutually agreed upon by the Board of Directors, the Compensation Committee and Mr. Surgenor. The Agreement shall terminate upon the death or disability of Mr. Surgenor; provided, however, that we may terminate Mr. Surgenor’s employment immediately “for cause” with no further obligations. If we terminate Mr. Surgenor’s employment “without cause,” he will be entitled to 18 months of severance pay at rate of one hundred percent of his monthly salary and a bonus equal to the average of the annual cash bonus earned in each of the two fiscal years prior to his termination.

      On March 24, 2005, our Board of Directors approved an Employment Agreement with John P. Donoghue, Ph.D., our Chief Scientific Officer. In July 2002, we entered into a Consulting Agreement (the “Consulting Agreement”) with Dr. Donoghue. Under the terms of the Consulting Agreement, Dr. Donoghue received a consulting fee of $57,690 in 2004 and $126,344 in 2003. The Employment Agreement amended certain terms of the Consulting Agreement, which terms continue in full force and effect. Under the terms of the Employment Agreement, from January 1, 2005 through August 31, 2005 (the “Initial Period”), Dr. Donoghue was required to devote 50% of his working time to us. Such time commitment may be changed after the Initial Period upon mutual agreement of Dr. Donoghue and us; however, we will offer Dr. Donoghue the opportunity to work at least one day per week for us until April 30, 2008, absent unusual circumstances. During the Initial Period, Dr. Donoghue earned a base salary of $253,041 per annum on a full-time basis. After the Initial Period, Dr. Donoghue’s annual base salary is pro rated based on Dr. Donoghue’s time commitment to us. After April 30, 2008, Dr. Donoghue’s employment relationship with us will be on an at-will basis.

     On February 13, 2006, our Board of Directors approved an Employment Agreement with Mark Allen Carney, our Executive Vice President in connection with the Company’s acquisition of Andara™. The Agreement became effective on February 14, 2006. During the term of Agreement, Mr. Carney will earn a base salary of no less than $212,000 per annum (or such higher amount as the Compensation Committee of the Board may establish), to be reviewed annually. He is also eligible to receive an annual cash bonus of up to $100,000, based on objectives mutually agreed upon by the Board, the Compensation Committee and the President and CEO. Mr. Carney’s employment agreement shall terminate upon the death or disability of Mr. Carney; provided, however, that the Company may terminate Mr. Carney’s employment immediately “for cause” with no further obligations. If we terminate Mr. Carney’s employment “without cause,” he will be entitled to twelve (12) months of severance pay at rate of one hundred percent (100%) of his monthly salary and a bonus equal to the average of the annual cash bonus earned in each of the two (2) fiscal years prior to his termination. Mr. Carney was also granted a ten-year option (the “Option Award”) to purchase up to 100,000 shares of Common Stock on February 14, 2006 at a per share exercise price of $1.43. The Common Stock underlying the Option Award vests (i) 25% on the first anniversary of the date of grant; and (ii) an additional 6.25% each three months thereafter.

On September 18, 2006, our Board of Directors approved an Employment Agreement with Kurt H. Kruger, our Chief Financial Officer. During the term of Agreement, Mr. Kruger will earn a base salary of no less than $220,000 per annum (or such higher amount as the Compensation Committee of the Board may establish), to be reviewed annually. He is also eligible to receive an annual cash bonus of up to (i) $25,000 for the fiscal year ending December 31, 2006 and (ii) $75,000 per year thereafter, each based on objectives mutually agreed upon by the Board, the Compensation Committee and the President and CEO. The Agreement terminates upon the death or disability of Mr. Kruger; provided, however, that the Company may terminate Mr. Kruger’s employment immediately “for cause” with no further obligations. If we terminate Mr. Kruger’s employment “without cause,” he will be entitled to twelve (12) months of severance pay at rate of one hundred percent (100%) of his monthly salary and a bonus equal to the average of the annual cash bonus earned in each of the two (2) fiscal years prior to his termination. On September 18, 2006, Mr. Kruger was also granted (i) a ten-year option (the “Option Award”) to purchase up to 200,000 shares of the Company’s Common Stock; (ii) a ten-year option (the “Performance Award”) to purchase up to 100,000 shares of the Company’s Common Stock; and (iii) 100,000 restricted shares of the Company’s Common Stock. Each of the Option Award and the Performance Award are exercisable at a per share price of $1.58, the closing price per share of the Company’s Common Stock on September 18, 2006. The right to acquire Common Stock under the Option Award vests over four years as follows: (a) 25% on the first anniversary of the date of grant; and (b) an additional 6.25% each three months thereafter. The right to acquire Common Stock under the Performance Award vests on the ninth anniversary of the date of grant, subject to acceleration of vesting upon the Company’s achievement of certain performance milestones. The restricted Common Stock issued to Mr. Kruger vests equally over a period of four years; 25% of the grant on each of the first four anniversaries of the date of grant.

Outstanding Equity Awards at December 31, 2006

     The following table sets forth information regarding equity awards granted to the Named Executive Officers that were outstanding as of December 31, 2006.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($/Share)(1)	Option Expiration Date(2)	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)(3)
Timothy R. Surgenor	843,750	56,250	(4)	0.01	1/23/2013	—	—
	43,750	56,250	(5)	2.10	3/14/2015	—	—
	46,875	203,125	(5)	1.40	3/7/2016	—	—
John P. Donoghue, Ph.D.	393,750	56,250	(6)	0.10	8/29/2013	—	—
	53,174	13,293	(7)	0.10	4/29/2014	—	—
	4,688	20,313	(5)	1.40	3/7/2016	—	—
Mark A. Carney	—	100,000	(4)	1.43	2/13/2016	—	—
Kurt H. Kruger	—	300,000	(8)	1.58	9/17/2016	100,000(9)	122,000
J. Christopher Flaherty	10,000	—	(10)	0.10	3/27/2013	—	—
	146,250	33,750	(4)	0.10	9/11/2013	—	—
	12,250	15,750	(5)	2.10	3/14/2015	—	—
	5,625	24,375	(5)	1.40	3/7/2016	—	—
Jonathan T. Hartmann (11)	—	200,000	(4)	1.39	3/30/2016	—	—

(1)	The exercise price per share of options granted represents the fair market value of the underlying shares of common stock on the date the options were granted.

(2)	Such stock options expire ten years from the date of grant.

(3)
The market value of the stock is determined by multiplying the number of shares by the closing sales price of our common stock on December 31, 2006, or $1.22, as reported on the Over-The-Counter Bulletin Board.

(4)	Options vest over four years at a rate of 25% on the first anniversary of the date of grant and 6.25% per quarter thereafter.

(5)	Options vest over four years at a rate of 6.25% per quarter.

(6)	These options were granted to Mr. Donoghue while he was a consultant to Cyberkinetics. The options vest over four years at a rate of 25% on the date of grant and 2.08% per month thereafter.

(7)	These options were granted to Mr. Donoghue while he was a consultant to Cyberkinetics. The options vest over 40 months at a rate of 2.50% per month.

(8)
Of the 300,000 options, 200,000 vest over four years at a rate of 25% on the first anniversary of the date of grant and 6.25% per quarter thereafter and the remaining options vest on the ninth anniversary of the date of grant, subject to acceleration of vesting upon the Company’s achievement of certain performance milestones.

(9)	This restricted stock award vests over four years at a rate of 25% per year beginning on the first anniversary of the date of grant. This award was granted on September 18, 2006.

(10)
J. Christopher Flaherty was hired on September 2, 2003. He was a consultant to Cyberkinetics from February 19, 2003 to September 1, 2003. These options were granted to Mr. Flaherty in connection with consulting services rendered to Cyberkinetics. These options vest on the first anniversary of the date of grant.

(11)
Jonathan T. Hartmann resigned from the Company effective April 6, 2007. Of the 200,000 options, 150,000 were forfeited as of the date of Mr. Hartmann’s resignation and 50,000 are exercisable until July 6, 2007.

Option Plans

2002 Equity Incentive Plan

On August 12, 2002, the Company's Board of Directors and stockholders adopted the 2002 Equity Incentive Plan (the 2002 Equity Plan). The 2002 Equity Plan provides for the granting of shares of common stock pursuant to incentive stock options, nonqualified option awards, stock grants and other restricted stock awards for officers, directors, employees, consultants and advisers. On June 7, 2006, Cyberkinetics' Board of Directors and its stockholders amended the 2002 Equity Plan to increase the total number of shares available from 3,500,000 to 4,400,000. At December 31, 2006, a total of 3,123,976 shares of common stock have been reserved for the exercise of stock options outstanding under the 2002 Equity Plan.

Pursuant to the 2002 Equity Plan, the Board of Directors (or committees designated by the Board) may grant incentive and nonqualified stock options, restricted stock and other stock awards to the Company's officers, directors, employees, consultants and advisers. The options can be exercisable at various dates, as determined by the Company's Board of Directors, and will expire no more than ten years from the date of grant. Options granted under the 2002 Equity Plan are restricted as to transfer. All options granted on or after October 15, 2004, the date the Company's common stock began trading publicly, are valued using the closing sales price for the Company's common stock as of the date of the grant. For holders of more than 10% of the Company's voting stock, incentive stock options may not be granted at less than 110% of the fair market value of the Company's common stock at the date of grant, with an expiration date not to exceed five years. Options granted to new employees generally vest at a rate of 25% on the first anniversary of the grant and thereafter at the rate of 6.25% of the initial grant at the end of each successive three-month period. Annual option grants to existing employees generally vest at a rate of 6.25% of the initial grant at the end of each successive three-month period beginning from the date of grant.

The 2002 Equity Incentive Plan is further discussed below under Proposal No. 2.

2002 Founders' Option Plan

On August 12, 2002, the Company's Board of Directors and stockholders adopted the 2002 Founders' Option Plan (the 2002 Founders' Plan). The 2002 Founders' Plan provides for the granting of shares of common stock pursuant to incentive stock options, nonqualified option awards, stock grants and other restricted stock awards for certain key employees and stockholders. Options granted under the 2002 Founders' Plan will expire no more than ten years from the date of grant and generally vest monthly over a four-year period beginning from the date of grant. The total number of shares available under the 2002 Founders' Plan is 1,230,915. At December 31, 2006, a total of 1,064,415 shares of common stock have been reserved for the exercise of stock options outstanding under the 2002 Founders' Plan.

     At December 31, 2006, an aggregate of 4,188,391 stock options were outstanding under the 2002 Equity Plan and the 2002 Founders' Plan at prices ranging from $0.01 to $4.89 per share. At such date, there were 815,578 stock options available for grant.

Defined Contribution Plan

The Company sponsors a defined contribution 401(k) benefit plan for all employees over the age of 21. Employees may elect to defer up to 75% of their annual compensation, up to the statutory limits. The Company matches the contributions of employees at 50% of the first 4% of their contributions.

Securities Authorized for Issuance Under Equity Compensation Plans

     The following table provides information as of December 31, 2006 regarding compensation plans (including individual compensation arrangements) under which equity securities of our Company are authorized for issuance. Information is included for both equity compensation plans approved by our stockholders and equity compensation plans not approved by our stockholders.

	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Plan Category	(a)		(b)	(c)
Equity compensation plans approved by security holders	4,236,821	(1)	$0.75	815,578
Equity compensation plans not approved by security holders	—		—	—
Total	4,236,821		$0.75	815,578

(1)	Includes 3,123,976 stock options under the 2002 Equity Incentive Plan and 1,064,415 stock options under the 2002 Founders' Option Plan, and 48,430 warrants.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Andara Life Science, Inc.

      Andara Life Science, Inc. is a wholly-owned subsidiary of the Company. The Company and Andara Life Science, Inc., have interlocking officers and certain executive positions.

Cyberkinetics, Inc.

      Cyberkinetics, Inc. is a wholly-owned subsidiary of the Company. The Company and Cyberkinetics Inc., have interlocking officers and certain executive positions.

October 2006 Private Placement

     In October 2006, we completed a private placement pursuant to which we (i) sold 8,336,668 shares of our common stock at a price of $1.20 per share for aggregate gross proceeds of $10,004,000; and (ii) issued warrants to purchase up to an additional 4,168,338 shares of our common stock at an exercise price of $1.40 per share. As partial consideration for services rendered in connection with the private placement, we issued C.E. Unterberg, Towbin, LLC warrants to purchase 337,650 shares of our common stock. The following issuee is a member of our Board of Directors:

•
Mark Carthy, Director — An aggregate of 825,056 shares of our common stock and warrants to purchase an aggregate of 412,528 shares of our common stock was issued to Oxford Bioscience Partners IV L.P. and an aggregate of 8,278 shares of our common stock and warrants to purchase an aggregate of 4,139 shares of our common stock was issued to mRNA Fund II L.P. Mr. Carthy is a general partner of OBP Management IV L.P., an affiliate of Oxford Bioscience Partners IV L.P. and mRNA Fund II L.P. Mr. Carthy disclaims beneficial ownership of all shares issued or issuable to Oxford Bioscience Partners IV L.P. and mRNA Fund II L.P. , except to the extent of his proportionate pecuniary interest, but exercises shared voting and investment power with respect to some of these shares.

The following issuees were affiliates of our company at the time of the private placement:

•
Oxford Bioscience Partners IV L.P. — An aggregate of 825,056 shares of our common stock and warrants to purchase an aggregate of 412,528 shares of our common stock was issued to Oxford Bioscience Partners IV L.P.

•	mRNA Fund II L.P. — An aggregate of 8,278 shares of our common stock and warrants to purchase an aggregate of 4,139 shares of our common stock was issued to mRNA Fund II L.P.

PROPOSAL NO. 2

AMENDMENT TO THE 2002 EQUITY INCENTIVE PLAN

General

      The maximum number of shares of our common stock that may be issued pursuant to awards under our 2002 Equity Incentive Plan (the “2002 Equity Plan”) is currently 4,400,000. As of the record date, April 23, 2007, options covering a total of 3,388,479 shares are outstanding under the 2002 Equity Plan and 523,725 shares remain available for new grants. We rely heavily on the 2002 Equity Plan to recruit, retain and reward qualified employees and directors. On March 14, 2007, our Board of Directors unanimously approved, subject to approval by our stockholders, an amendment of the 2002 Equity Plan to make available an additional 1,000,000 shares of our common stock for awards under the 2002 Equity Plan so that the maximum number of shares of common stock that may be issued under the 2002 Equity Plan is 5,400,000 shares.

Our Board of Directors recommends that you vote “For”
the amendment to the 2002 Equity Incentive Plan.

      The following is a summary of the principal features of the 2002 Equity Plan. Section 3(a) of the 2002 Equity Plan regarding shares subject to the plan is proposed to be amended so that the maximum number of shares of common stock that may be issued pursuant to awards under the 2002 Equity Plan is increased from 4,400,000 to 5,400,000. The summary below is qualified in its entirety by the terms of the 2002 Equity Plan, a copy of which, as it is proposed to be amended, is attached hereto as Appendix A and is incorporated by reference herein.

Summary of the 2002 Equity Plan

      Purpose. The purpose of the 2002 Equity Plan is to retain the services of eligible recipients and to provide incentives for eligible recipients to exert efforts for the success of the company and its affiliates.

      Administration, Amendment and Termination. The 2002 Equity Plan is administered by the Board of Directors unless such duties are delegated to a committee. The Board of Directors may delegate administration of the 2002 Equity Plan to the Compensation Committee. The Board of Directors has the authority to determine eligible persons to be granted awards under the 2002 Equity Plan, the terms of the awards, including whether the shares of such award will be subject to forfeiture, to construe and interpret the 2002 Equity Plan and awards, to amend the 2002 Equity Plan and to exercise such powers deemed necessary or expedient to promote the best interests of the company.

      The Board of Directors, in its discretion, selects from the class of eligible persons those individuals to whom awards will be granted and determines the nature, dates, amounts, exercise prices, vesting periods and other relevant terms of such awards. The Board may, with the consent of the recipient of an award, modify the terms and conditions of such award. Awards may be granted under the 2002 Equity Plan until the earlier of the tenth anniversary of the adoption of the 2004 Plan or its termination.

      Eligibility. Our directors, employees and consultants, and the directors, employees and consultants of any affiliated company, if any, are eligible to receive grants of stock options, restricted stock, and stock bonuses, under the 2002 Equity Plan. As of March 31, 2007, approximately 50 persons were eligible for selection to receive awards under the 2002 Equity Plan.

      Securities Subject to the 2002 Equity Plan. Currently, no more than 4,400,000 shares of our common stock may be issued and outstanding or subject to outstanding awards granted under the 2002 Equity Plan. If Proposal No. 2 is approved, the number of shares of our common stock that may be issued and outstanding or subject to outstanding awards granted under the 2002 Equity Plan will increase by 1,000,000 shares to 5,400,000 shares. Shares of common stock subject to unexercised portions of any award that expire, terminate or are canceled, and shares of common stock issued pursuant to an award that we reacquire pursuant to the terms of the award under which the shares were issued, will again become eligible for the grant of further awards under the 2002 Equity Plan. The shares to be issued under the 2002 Equity Plan are made available either from authorized but unissued shares of our common stock or from previously issued shares of our common stock that we reacquire, including shares purchased on the open market.

      Adjustments. If any change is made in the common stock subject to the 2002 Equity Plan, or subject to any award, without the receipt of consideration by the company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the 2002 Equity Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to, and outstanding awards under, the 2002 Equity Plan and price per share of common stock subject to such outstanding awards.

      Asset Sale, Merger or Consolidation. Unless an award provides otherwise, in the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the Company’s outstanding voting power of the surviving entity (or its parent) following the consolidation, merger or reorganization or (iii) any transaction (or series of related transactions involving a person or entity, or a group of affiliated persons or entities) in which in excess of 50% of the Company’s outstanding voting power is transferred (individually, a “Corporate Transaction”), then any surviving corporation or acquiring corporation will assume any awards outstanding under the 2002 Equity Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the Corporate Transaction) for those outstanding under the 2002 Equity Plan. In the event any surviving corporation or acquiring corporation refuses to assume such awards or to substitute similar stock awards for those outstanding under the 2002 Equity Plan, then with respect to awards held by participants whose continuous service has not terminated, the vesting of such awards (and, if applicable, the time during which such awards may be exercised) may, in the discretion of the Board, be accelerated in full, and the awards will terminate if not exercised (if applicable) at or prior to the Corporate Transaction. With respect to any other awards outstanding under the 2002 Equity Plan, such awards will terminate if not exercised (if applicable) prior to the Corporate Transaction.

      Section 162(m) of the Internal Revenue Code Limitations. In general, Section 162(m) of Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), imposes a $1 million limit on the amount of compensation that we may deduct in any tax year with respect to our Chief Executive Officer and each of our other four most highly compensated officers, including any compensation relating to an award granted under the 2002 Equity Plan. The 2002 Equity Plan is designed to allow us to grant awards that are not subject to the $1 million limit imposed by Section 162(m). No single employee may be granted any awards covering more than $1.0 million in shares of common stock during any calendar year; provided, however, that this limitation does not apply if it is not required in order for the compensation attributable to such awards to qualify as performance-based compensation as described in Section 162(m) and the regulations issued thereunder.

      Non-Assignability of Awards. Incentive stock options are not transferable and, unless permitted in the applicable grant agreement, awards are generally not transferable by a recipient during the life of the recipient.

     Stockholder Rights. No recipient or permitted transferee of an award under the 2002 Equity Plan has any rights as a stockholder with respect to any shares issuable or issued in connection with the award until we receive all amounts payable in connection with exercise of the award and performance by the recipient of all obligations under such award.

Award Types

      Stock Options. Stock options granted under the 2002 Equity Plan may be incentive stock options (“incentive stock options”), which are intended to qualify under the provisions of Section 422 of the Internal Revenue Code, or nonqualified stock options (“nonqualified stock options”), which do not so qualify.

      Incentive stock options may not be granted at less than the fair market value of our common stock at the date of grant. The options can be exercisable at various dates, as determined by our Board of Directors, and will expire no more than ten years from the date of grant. For holders of more than 10% of our voting stock, incentive stock options may not be granted at less than 110% of the fair market value of our common stock at the date of grant, with an expiration date not to exceed five years. Options granted under the 2002 Equity Plan vest over periods as determined by the Board of Directors.

      The exercise price of any option may be paid in cash or by other consideration deemed by the Board of Directors to be acceptable, including delivery of our capital stock (surrendered by or on behalf of the optionee) or in any other form of legal consideration that is acceptable to the Board of Directors. The Board of Directors may allow exercise in a broker-assisted transaction in which the exercise price will not be received until after exercise if the exercise of the option is followed by an immediate sale of all or a portion of the underlying shares and a portion of the sales proceeds is dedicated to full payment of the exercise price. The 2002 Equity Plan allows that an option may be granted with a provision entitling the holder to a further option in the event the holder exercises the option by surrendering other shares of common stock, which is also known as a re-load option.

     Options granted under the 2002 Equity Plan vest, become exercisable and terminate as determined by the Board of Directors. All options granted under the 2002 Equity Plan may be exercised at any time after they vest and before their expiration date or earlier termination; provided, however, that no option may be exercised more than 10 years after the date of its grant; and provided, further, that the exercise period may be less than 10 years if required by the Internal Revenue Code. In the absence of a specific written agreement to the contrary, and in each case subject to earlier termination on the option’s original expiration date, incentive stock options will terminate 12 months after death or permanent disability; and, with respect to termination of employment for any reason other than disability or retirement, three months.

      Restricted Stock. Shares of restricted stock may be granted by the Board of Directors to recipients who may not transfer the restricted shares until the restrictions are removed or expire. The Board of Directors will generally determine the relevant criteria, terms and restrictions. The purchase price of restricted stock may not be less that 85% of fair market value on the date of issuance. Shares acquired under a restricted stock purchase award may be subject to a share repurchase option with a vesting schedule.

      Stock Bonus Awards. Stock bonuses may be awarded for past services rendered to the Company. Stock bonus awards contain such terms and conditions as deemed appropriate by the Board of Directors, including a share repurchase option.

Federal Income Tax Consequences

      The following summary of certain federal income tax consequences of the receipt and exercise of awards granted by us is based upon the laws and regulations in effect as of the date of this proxy statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt and exercise of awards under foreign, state and local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the 2002 Equity Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

      Incentive Stock Options. Except as discussed below, a recipient of an incentive stock option generally will not owe tax on the grant or the exercise of the option if the recipient exercises the option while the recipient is our employee (or an employee of any parent or subsidiary corporation) or within three months following termination of the recipient’s employment (or within one year, if termination was due to a permanent and total disability).

      If the recipient of the incentive stock option sells the shares acquired upon the exercise of the option at any time within one year after the date we issue such shares to the recipient or within two years after the date we grant the incentive stock option to the recipient, then:

•
if the recipient’s sales price exceeds the purchase price paid for the shares upon exercise of the incentive stock option, the recipient will recognize capital gain equal to the excess, if any, of the sales price over the fair market value of the shares on the date of exercise, and will recognize ordinary income equal to the excess, if any, of the lesser of the sales price or the fair market value of the shares on the date of exercise over the purchase price paid for the shares upon exercise of the incentive stock option; or

•
if the recipient’s sales price is less than the purchase price paid for the shares upon exercise of the incentive stock option, the recipient will recognize a capital loss equal to the excess of the purchase price paid for the shares upon exercise of the incentive stock option over the sales price of the shares.

      If the recipient sells shares acquired upon exercise of an incentive stock option at any time after the recipient has held the shares for at least one year after the date we issue such shares to the recipient pursuant to the recipient’s exercise of the incentive stock option and at least two years after the date we grant the recipient the incentive stock option, then the recipient will recognize capital gain or loss equal to the difference between the sales price and the purchase price paid for the shares upon exercise of the incentive stock option.

      The amount by which the fair market value of shares the recipient acquires upon exercise of an incentive stock option (determined as of the date of exercise) exceeds the purchase price paid for the shares upon exercise of the incentive stock option will be included as a positive adjustment in the calculation of the recipient’s “alternative minimum taxable income” in the year of exercise.

      In the case of an early disposition of shares by a recipient that results in the recognition of ordinary income, we will be entitled to a deduction equal to the amount of such ordinary income. If the recipient holds the shares for the requisite period described above, and therefore solely recognizes capital gain upon the sale of such shares, we will not be entitled to any deduction.

     Nonqualified Stock Options. The grant of a nonqualified stock option to a recipient is generally not a taxable event for the recipient. Upon the exercise of a nonqualified stock option, the recipient will generally recognize ordinary income equal to the excess of the fair market value of the shares the recipient acquires upon exercise (determined as of the date of exercise) over the purchase price paid for the shares upon exercise of the nonqualified stock option. Under recently enacted tax laws, the time for recognizing ordinary income may occur prior to exercise if the option’s exercise price is less than the underlying stock on the date the nonqualified stock option is granted. We generally will be entitled to deduct as a compensation expense the amount of such ordinary income. Provided the shares are held as a capital asset, the recipient’s subsequent sale of the shares generally will give rise to capital gain or loss equal to the difference between the sale price and the sum of the purchase price paid for the shares plus the ordinary income recognized with respect to the shares, and such capital gain or loss will be taxable as long term or short term capital gain or loss depending upon the recipient’s holding period after exercise.

      Restricted Stock. Under the 2002 Equity Plan, we are authorized to grant rights to purchase shares of restricted common stock subject to a right to repurchase such stock at the price paid by the participant if the participant’s employment relationship with us terminates prior to the lapse of such repurchase right. In general, there will be no tax consequences to a participant upon the grant of a right to purchase such restricted stock or upon purchase of such restricted stock. Instead, the participant will be taxed at ordinary income rates at the time our repurchase rights expire or are removed on an amount equal to the excess of the fair market value of the stock at that time over the amount the participant paid to acquire such stock. A participant who acquires restricted stock, however, may make an election under Section 83(b) of the Internal Revenue Code with respect to such stock. If such an election is made within 30 calendar days after the participant’s acquisition of the stock, the participant is taxed at ordinary income rates in the year in which the participant acquires the restricted stock. The ordinary income the participant must recognize is equal to the excess of the fair market value of the stock at the time of the participant’s acquisition of the stock (determined without regard to the restrictions) over the amount that the participant paid to acquire such stock. If a participant makes a timely election under Section 83(b) of the Internal Revenue Code with respect to restricted stock, the participant generally will not be required to report any additional income with respect to such restricted stock until he or she disposes of such stock, at which time he or she will generally recognize capital gain or loss (provided the shares are held as a capital asset) equal to the difference between the sales price and the fair market value of the stock at the time of the participant’s acquisition of the stock (determined without regard to the restrictions). In the event that a participant forfeits (as a result of a repurchase) restricted stock with respect to which an election under Section 83(b) of the Internal Revenue Code has been made, the participant ordinarily will not be entitled to recognize any loss for federal income tax purposes (except to the extent the amount realized by the participant at the time of such forfeiture is less than the participant’s purchase price for such stock). We generally will be entitled to a deduction equal to the amount of ordinary income, if any, recognized by a participant.

      Stock Bonus Awards. The tax consequences of such awards will depend upon the specific terms of such awards. In general, the sale or grant of stock to a participant under the 2002 Equity Plan will be a taxable event at the time of the sale or grant if such stock at that time is not subject to a substantial risk of forfeiture or is transferable within the meaning of Section 83 of the Internal Revenue Code in the hands of the participant. For such purposes, stock is ordinarily considered to be transferable if it can be transferred to another person who takes the stock free of any substantial risk of forfeiture. In such case, the participant will recognize ordinary income, and we will be entitled to a deduction, equal to the excess of the fair market value of such stock on the date of the sale or grant over the amount, if any, that the participant paid for such stock. Stock that, at the time of receipt by a participant, is subject to restrictions that constitute a substantial risk of forfeiture and that is not transferable within the meaning of Section 83 of the Internal Revenue Code generally will be taxed under the rules applicable to restricted stock as described above.

      Withholding. In the event that an optionee or other recipient of an award under the 2002 Equity Plan is our employee, we generally will be required to withhold applicable federal income taxes with respect to any ordinary income recognized by such optionee or other award recipient in connection with stock options or other awards under the 2002 Equity Plan.

      Certain Additional Rules Applicable to Awards. The terms of awards granted under the 2002 Equity Plan may provide for accelerated vesting. In that event, and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute “excess parachute payments” under the “golden parachute” provisions of the Internal Revenue Code. Under these provisions, a participant will be subject to a 20% excise tax on any “excess parachute payments” and we will be denied any deduction with respect to such parachute payment.

      We generally are entitled to a deduction equal to the ordinary income recognized by a recipient in connection with an award. However, our deduction (including the deduction related to ordinary income recognized by a recipient) for compensation paid to our Chief Executive Officer and each our other four most highly compensated officers may be limited to $1 million per person annually. Depending on the nature of the award, all or a portion of the ordinary income attributable to certain awards granted under the 2002 Equity Plan may be included in the compensation subject to such deduction limitation.

Interest of Certain Persons in Matters to Be Acted Upon

      Each of our current directors, executive officers and employees is eligible to receive awards under the 2002 Equity Plan. The Board has the discretion to determine which eligible persons will receive awards under the 2002 Equity Plan. As a result, future participation in the 2002 Equity Plan by executive officers, directors and other employees is not determinable.

Our Board of Directors recommends that you vote “FOR”
the amendment to the 2002 Equity Incentive Plan.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF VITALE, CATURANO & COMPANY LTD. AS
CYBERKINETICS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Cyberkinetics has selected Vitale, Caturano & Company Ltd. to serve as its independent registered public accounting firm for the fiscal year 2007. Cyberkinetics’ Board has determined the firm of Vitale, Caturano & Company, Ltd. to be fully independent of the operations of Cyberkinetics. A representative of Vitale, Caturano & Company, Ltd is expected to be present at the Meeting and such representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

      In the event stockholders do not ratify the appointment of Vitale, Caturano & Company, Ltd as Cyberkinetics’ independent registered public accounting firm for the forthcoming fiscal year, such appointment will be reconsidered by Cyberkinetics’ Board.

Our Board of Directors recommends that you vote “FOR” ratification of the appointment of
Vitale, Caturano & Company Ltd. as Cyberkinetics’ independent registered public accounting firm for fiscal 2007.

      Set forth below is the report of our audit committee. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such information by reference in such filing.

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee of our Board of Directors is responsible for providing independent, objective oversight of our accounting functions and internal controls. The Audit Committee is currently comprised of two directors, each of whom is independent as defined by the American Stock Exchange listing standards. The audit committee operates under a written audit committee charter approved by the Board of Directors.

      Management is responsible for our internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

      In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2006 financial statements. The Audit Committee also discussed with Vitale, Caturano & Company Ltd. the matters required by Statement on Auditing Standards (“SAS”) No. 61 (Communication with Audit Committees) as may be modified or supplemented. The Audit Committee also received written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) which requires the written disclosure of all relationships between us and our independent registered public accounting firm that, in the independent registered public accounting firm’s professional judgment, may reasonably be thought to bear on independence and confirmation that, in its professional judgment, it is independent of the company that it is auditing.

      Based on the Audit Committee’s discussions with management, review of the independent registered public accounting firm’s letter and discussions with the independent registered public accounting firm, the Audit Committee has recommended that the Board of Directors include the audited financial statements in our annual report on Form 10-KSB for the fiscal year ended December 31, 2006, for filing with the SEC.

      The Audit Committee has reviewed the non-audit fees described below and has concluded that the amount and nature of those fees is compatible with maintaining the independent registered public accounting firm’s independence.

Audit Committee
Theo Melas-Kyriazi
Daniel E. Geffken

CHANGE IN ACCOUNTANTS

      On October 25, 2005, Cyberkinetics Neurotechnology Systems, Inc. (the “Company”) engaged Vitale, Caturano & Company, Ltd. as its independent registered public accounting firm to perform the Company’s annual audit for its fiscal year ended December 31, 2005, and review of the Company’s interim quarterly financial statements for the quarter ended September 30, 2005. The Company had previously engaged Ernst & Young LLP as its principal accountants. On October 25, 2005, the Company dismissed Ernst & Young LLP as its principal accountants. The decision to engage Vitale, Caturano & Company, Ltd. and dismiss Ernst & Young LLP was made by the Audit Committee of the Board of Directors.

      In connection with the audits of the two fiscal years ended December 31, 2004 and 2003, and the subsequent interim period through June 30, 2005, there were no: (1) disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events as described by Item 304(a)(1)(v) of Regulation S-K.

      The audit report of Ernst & Young LLP relating to the consolidated financial statements of Cyberkinetics Neurotechnology Systems, Inc. and subsidiaries as of December 31, 2004 and for the two years then ended, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2004 and 2003, and in the subsequent interim period through June 30, 2005, the Company had not consulted with Vitale, Caturano & Company, Ltd. on any matter.

AUDIT FEES

      Aggregate fees billed by Cyberkinetics’ independent registered public accounting firm for the years ended 2006 and 2005 are as follows:

	2006	2005

Audit fees	$88,550	$132,750
Audit related fees	$31,860	$7,000
Tax fees	$7,000	$5,500
All Other Fees	$—	$—

Audit Fees

      Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-QSB, and other audit services including the provision of consent and review of documents filed with the SEC.

Audit Related Fees

      In 2006, the audit related fees primarily include fees for the audit of our wholly-owned subsidiary, Andara Life Science, Inc., acquired in February 2006. In 2005, the audit related fees include fees for filings and review rendered by Ernst & Young LLP as part of the transition to the Vitale, Caturano & Company, Ltd.

Tax Fees

      Tax fees consist of fees for tax compliance, tax advice, and tax planning services. Tax advice and tax planning services relate to assistance with tax audits and appeals and employee benefit plans.

Policy on Accounting Matters; Pre-Approval of Audit and Non-Audit Services of Independent Registered PublicAaccounting Firm

      The Audit Committee oversees Cyberkinetics’ corporate accounting and reporting practices and the quality and integrity of Cyberkinetics’ financial statements and reports, selects, hires, oversees and terminates Cyberkinetics’ independent registered public accounting firm, monitors Cyberkinetics’ independent registered public accounting firm’s qualifications, independence and performance, monitors Cyberkinetics’ and its affiliates’ compliance with legal and regulatory requirements, oversees all internal auditing functions and controls, and oversees Cyberkinetics’ and its affiliates’ risk management function.

      The Audit Committee’s policy is to pre-approve all audit and non-audit services, other than de minimis non-audit services, provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. In pre-approving the services for fiscal year 2005 under audit related fees, tax fees or all other fees, the audit committee did not rely on the de minimis exception to the SEC pre-approval requirements. The independent registered public accounting firm and management are required to periodically report to the full Board regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

      The Audit Committee has also delegated to the Chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided by its independent registered public accounting firm. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

      The Audit Committee has considered the provision of non-audit services provided by Cyberkinetics’ independent registered public accounting firm to be compatible with maintaining their independence. The Audit Committee will continue to approve all audit and permissible non-audit services provided by Cyberkinetics’ independent registered public accounting firm. These services may include audit services and related services, tax services, and other services.

OTHER MATTERS

      The Board of Directors does not know of any matters to be presented at the Meeting other than those set forth in the Notice of Annual Meeting of Stockholders. But, if any other matters properly come before the Meeting, the proxies named on the proxy card will have discretionary authority to vote on all such matters in their discretion.

STOCKHOLDER PROPOSALS

      In order to be considered for inclusion in the Company’s proxy statement and form of proxy for the 2008 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company no later than January 6, 2008. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, as amended, in order to be included in our proxy materials.

      The form of proxy issued with the Company’s 2008 proxy statement will confer discretionary authority to vote for or against any proposal made by a stockholder at the 2008 Annual Meeting of Stockholders that was not included in the Company’s 2008 proxy statement. However, under the proxy rules promulgated under the Securities Exchange Act of 1934, as amended, such discretionary authority may not be exercised if the stockholder proponent fulfills certain requirements provided for in the proxy rules and has given the Secretary of the Company notice of such proposal prior to March 20, 2008.

      Stockholders who wish to submit a proposal for consideration at our 2008 annual meeting of stockholders, but who do not wish to submit the proposal for inclusion in our proxy statement pursuant to Rule 14a-8 under the Exchange Act, must, in accordance with our bylaws, deliver a copy of their proposal no earlier than the close of business on March 15, 2008 the 90th day prior to the first anniversary of the 2006 Annual Meeting, nor later than the close of business on April 14, 2008, the 60th day prior to the first anniversary of the 2006 Annual Meeting. Any stockholder submitting a proposal must provide a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial holder, if any, on whose behalf the proposal is made. The stockholder and the beneficial owner, if any, on whose behalf the proposal is made must provide their name and address as it appears on the books of the Company and the class and number of shares of the Company which are beneficially owned and of record. Furthermore, such stockholder must promptly provide any other information reasonably requested by the Company.

      In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the preceding year’s annual meeting, then notice must be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

      In each case, any stockholder proposal must be delivered to the Secretary of the Company at 100 Foxborough Blvd., Suite 240, Foxborough MA 02035. To avoid controversy and establish timely receipt by us, it is suggested that stockholders send their proposals by certified mail return receipt requested.

CYBERKINETICS NEUROTECHNOLOGY
SYSTEMS, INC.

/s/ Timothy R. Surgenor
Timothy R. Surgenor,
President and Chief Executive Officer

Dated: April 30, 2007

      IT IS VERY IMPORTANT THAT EVERY STOCKHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

      IN ORDER TO PROVIDE ADEQUATE MEETING ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

      The Annual Report to Stockholders for the fiscal year ended December 31, 2006 is being mailed concurrently with this Proxy Statement to all stockholders of record as of April 23, 2007. An electronic copy of the report is also available via the Internet at www.sec.gov.

Appendix A

CYBERKINETICS NEUROTECHNOLOGY SYSTEMS, INC.
FIFTH AMENDED AND RESTATED 2002 EQUITY INCENTIVE PLAN
Initially adopted: effective as of August 12, 2002
Approved by stockholders: effective as of August 12, 2002
First amendment and restatement: as of June 20, 2003
Amendment approved by stockholders: as of June 20, 2003
Second amendment and restatement: as of April 30, 2004
Amendment approved by stockholders: as of April 30, 2004
Third amendment and restatement: as of March 30, 2005
Amendment approved by stockholders: as of June 23, 2005
Fourth amendment and restatement: as of April 11, 2006
Amendment approved by stockholders: as of June 7, 2006
Fifth amendment and restatement: as of March 14, 2007
Amendment approved by stockholders: as of , 2007
Termination date: August 12, 2012

Section 1.  General.

      (a) Purpose of the Plan. Cyberkinetics Neurotechnology Systems, Inc. (the “Company”), by means of the Plan, seeks to retain the services of eligible recipients and to provide incentives for eligible recipients to exert efforts for the success of the Company and its Affiliates.

      (b) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

      (c) Available Stock Awards. The purpose of the Plan is to provide a means by which Participants may be given an opportunity to benefit from increases in the value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii)  stock bonuses, and (iv) rights to acquire restricted stock.

      (d) Definitions. Capitalized terms not defined elsewhere in this Agreement are defined in Section 15 of the Plan.

Section 2.  Administration.

      (a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 2(c).

      (b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

      (i) to determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person; whether shares of Common Stock acquired pursuant to a Stock Award shall be subject to forfeiture or buy back; and the form of consideration that the Company may receive upon exercise of an Option or a right to acquire restricted stock;

      (ii) to construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration, including the correction of any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent the Board shall deem necessary or expedient to make the Plan fully effective;

(iii) to amend the Plan or a Stock Award as provided in Section 11; and

      (iv) generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

(c) Delegation to Committee.

      (i) General. From time to time, the Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term “Committee ” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

      (ii) Committee Composition when Common Stock is Publicly Traded. At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

  (d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

Section 3.  Shares Subject to the Plan.

      (a) Share Reserve. Subject to the provisions of Section 10 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed, in the aggregate 5,400,000 shares of Common Stock, par value $0.0001 per share.

      (b) Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

      (c) Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

Section 4.  Options.

      Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if stock certificates are issued, such certificates will include a legend that will indicate whether each such certificate was issued pursuant to exercise of an Incentive Stock Option or Nonstatutory Stock Option; provided, however , that notwithstanding the following, an Incentive Stock Option may provide that it will remain exercisable as a Nonstatutory Stock Option after an event or series of events that may otherwise disqualify such Option from being an Incentive Stock Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option Agreement for shares of Common Stock or otherwise) the substance of each of the following provisions:

(a) Eligibility.

(i) Incentive Stock Options. Incentive Stock Options may be granted only to Employees.

(ii) Nonstatutory Stock Options. Nonstatutory Stock Options may be granted to Employees, Directors and Consultants.

      (b) Term. No Incentive Stock Option shall be exercisable after the expiration of ten years from the date it was granted; provided however that no Incentive Stock Option granted to a Ten Percent Stockholder shall be exercisable after the expiration of five years from the date it was granted.

(c) Exercise Price.

      (i) Generally. Subject to clauses (ii) and (iii) below, the Board of Directors may determine exercise price of Options granted pursuant to this Plan; provided, however , that the exercise price of an Option shall be not less than the par value of the Common Stock subject to the Option.

      (ii) Incentive Stock Option. The exercise price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted; provided , however , that a Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock on the date of grant. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

      (iii) Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be determined by the Board of Directors on the date the Option is granted; provided, however , that subsequent to the Listing Date, the exercise price of each Nonstatutory Stock Option granted pursuant to this Plan shall be at least 85% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

      (d) Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company of other shares of Common Stock, (2) according to a deferred payment or a similar arrangement with the Optionholder, or (3) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). At any time that the Company is incorporated in the State of Delaware, payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law shall not be made by deferred payment. In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the market rate of interest necessary, as determined by the Board, to avoid a charge to earnings for financial accounting purposes.

(e) Transferability.

      (i) Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

      (ii) Nonstatutory Stock Option. A Nonstatutory Stock Option shall be non-transferable, unless otherwise expressly provided in the Option Agreement. If a Nonstatutory Stock Option does not provide for transferability or otherwise states that it is non-transferable, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

      (f) Vesting Generally. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary.

(g) Limitations on the Exercise of Incentive Stock Options.

      (i) Termination of Employee Status Generally. In the event an Incentive Stock Option holder’s Employment terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (1) the date three months following the effective date of termination of the Optionholder’s Employment (or such shorter period specified in the Option Agreement), or (2) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

      (ii) Disability of Optionholder. In the event that an Incentive Stock Option holder’s Employment terminates as a result of his or her Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (1) the date that is twelve months following such effective date of termination (or such shorter period specified in the Option Agreement) or (2) the expiration of the term of the Option as set forth in the Option Agreement. If, after the effective date of termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

      (iii) Death of Optionholder. In the event (1) an Incentive Stockholder’s Employment terminates as a result of the his or her death, or (2) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Employment during which he or she may exercise such Option, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only within the period ending on the earlier of (x) the date twelve months following the date of death (or such shorter period specified in the Option Agreement), or (y) the expiration of such Option. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

      (iv) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) are in excess of $100,000, the Options or portions thereof that exceed such limit (according to the order that they were granted) shall be treated as Nonstatutory Stock Options.

      (h) Extension of Termination Date. A Nonstatutory Stock Option Agreement may provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option may terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 3(b), or (ii) the expiration of a period of three months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

      (i) Early Exercise. An Option Agreement may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

      (j) Right of First Refusal. An Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to exercise a right of first refusal following receipt of notice from the Optionholder of the intent to transfer all or any part of the shares of Common Stock received upon the exercise of the Option. Except as expressly provided in this Section 4(j), such right of first refusal shall otherwise comply with any applicable provisions of the Bylaws of the Company.

(k) Deferred Delivery. An Option may, but need not, include provisions relating to deferred delivery of shares of Common Stock upon its exercise as may be determined by the Board of Directors.

      (l) Re-Load Options. Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionholder to a further Option (a “Re-Load Option ”) in the event the Optionholder exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Unless otherwise specifically provided in the Option, the Optionholder shall not surrender shares of Common Stock acquired, directly or indirectly from the Company, unless such shares have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

      (i) Any such Re-Load Option shall (1) provide for a number of shares of Common Stock equal to the number of shares of Common Stock surrendered as part or all of the exercise price of such Option; (2) have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (3) have an exercise price which is equal to 100% of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option (subject to the provisions of Section 4(c)(2) in the event such Option is an Incentive Stock Option). Notwithstanding the foregoing, a Re-Load Option shall be subject to the same exercise price and term provisions heretofore described for Options under the Plan.

      (ii) Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board may designate at the time of the grant of the original Option; provided, however , that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the $100,000 annual limitation on the ability to exercise Incentive Stock Options described in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares of Common Stock under Section 3(a) and the “Section 162(m) Limitation” on the grants of Options under Section 4(g)(iv) and shall be subject to such other terms and conditions as the Board may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

Section 5.  Stock Bonus Awards and Rights to Acquire Restricted Stock.

      (a) Stock Bonus Awards. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Subject to the terms of this Section 5(a), the terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical.

(i) Consideration. A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

      (ii) Vesting. Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

      (iii) Termination of Participant’s Continuous Service. A stock bonus may provide that in the event a Participant’s Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by a Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

      (iv) Transferability. Rights to acquire shares of Common Stock under a stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, and as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement and the Investor Rights Agreement.

      (b) Restricted Stock Awards. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Subject to the terms of this Section 5(b) the terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical.

      (i) Purchase Price. The purchase price of restricted stock awards may be determined by the Board of Directors, but shall not be less than 85% of the Fair Market Value of the Common Stock on the date issued.

      (ii) Consideration. The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement may be paid either: (a) in cash at the time of purchase; (b) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (c) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however , that payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law shall not be made by deferred payment.

      (iii) Vesting. Shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

      (iv) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

      (v) Transferability. Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement and the Investor Rights Agreement.

Section 6.  Certain Restrictions Applicable Generally.

  (a) Section 162(m) Limitation. Subject to the provisions of Section 10 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Awards covering more than $1 million in shares of Common Stock during any calendar year. This Section 6(a) shall not apply prior to the Listing Date and, following the Listing Date, this Section 6(a) shall not apply until (i) the earliest of: (1) the first material modification of the Plan (including any increase in the number of shares of Common Stock reserved for issuance under the Plan in accordance with Section 3); (2) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (3) the expiration of the Plan; or (4) the first meeting of stockholders at which Directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or (ii) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

      (b) Consultants.

      (i) Prior to the Listing Date, a Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, either the offer or the sale of the Company’s securities to such Consultant is not exempt under Rule 701 of the Securities Act (“Rule 701”) because of the nature of the services that the Consultant is providing to the Company or because the Consultant is not a natural person, or as otherwise provided by Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

      (ii) From and after the Listing Date, a Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act ( e.g. , on a Form S-3 Registration Statement) or (B)  does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

  (c) Lock-Up; Stockholders’ Agreement. By receipt and acceptance of a Stock Award, each Participant agrees, if requested in writing by an underwriter of Common Stock or other securities of the Company, not to sell, assign, donate, pledge, encumber, hypothecate, grant an option to, or otherwise transfer or dispose of, whether in privately negotiated or open market transactions, any Common Stock or other securities of the Company held by him, her or it during the 180-day period following the effective date of a registration statement filed pursuant to the Company’s initial public offering. The provisions of this Section 6(c) are intended to be automatic in effect, and no further acknowledgement or evidence of agreement shall be required for the Company or its transfer agent to enforce the provisions of this Section 6(c), or for the Company or its transfer agent to enter into a “stop transfer” or similar order with respect to securities of the Company held by Participants. As a condition to receipt of any Stock Award (or Common Stock underlying any option), you may be required to execute a counterpart or otherwise agree to be bound by the Company’s Stockholders’ Rights Agreement, as is in effect from time to time.

Section 7.  Covenants of the Company.

      (a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

      (b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however , that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

Section 8.  Use of Proceeds from Stock.

      Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

Section 9.  Miscellaneous.

      (a) Acceleration of Exercisability and Vesting; Forfeiture. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest. The Board shall have the authority to provide in any Stock Award that such Stock Award will be forfeited under certain limited conditions, such as the breach of any of the Company’s policies or a termination for “Cause” (as defined in Section 15).

      (b) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

      (c) No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

      (d) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

      (e) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however , that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

Section 10.  Adjustments upon Changes in Stock.

      (a) Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a) and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

      (b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

      (c) Asset Sale, Merger, Consolidation, or Series of Transactions. Unless a Stock Award Agreement provides otherwise, in the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the Company’s outstanding voting power of the surviving entity (or its parent) following the consolidation, merger or reorganization or (iii) any transaction (or series of related transactions involving a person or entity, or a group of affiliated persons or entities) in which in excess of 50% of the Company’s outstanding voting power is transferred (individually, a “ Corporate Transaction”), then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the Corporate Transaction) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) may, in the discretion of the Board, be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to the Corporate Transaction. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to the Corporate Transaction.

Section 11.  Amendment of the Plan and Stock Awards.

      (a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

      (b) Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

      (c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

      (d) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

      (e) Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however , that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

Section 12.  Termination or Suspension of the Plan.

      (a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

      (b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

Section 13.  Effective Date of Plan.

      The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve months before or after the date the Plan is adopted by the Board.

Section 14.  Choice of Law.

      The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

Section 15.  Definitions.

      (a) “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

      (b) “Board” means the Board of Directors of the Company.

      (c) “Cause” includes (and is not limited to) dishonesty with respect to the Company and its Affiliates, insubordination, substantial malfeasance or nonfeasance of duty, unauthorized disclosure of confidential information, conduct substantially prejudicial to the business of the Company or any Affiliate and termination by the Participant in violation of an agreement by the Participant to remain in the employ of the Company or of an Affiliate. The determination of the Committee as to the existence of cause will be conclusive on the Participant and the Company. “Cause” is not limited to events that have occurred prior to a Participant’s termination of service to the Company, nor is it necessary that the Committee’s  finding of “cause” occur prior to termination. If the Committee determines, subsequent to the termination of a Participant’s service but prior to the exercise of a Stock Award, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “Cause,” then the right any Stock Award will be forfeited. Any definition in an agreement between a Participant and the Company or an Affiliate which contains a conflicting definition of “Cause” for termination and which is in effect at the time of such termination will supersede the definition in this Plan with respect to that Participant.

      (d) “Code” means the Internal Revenue Code of 1986, as amended.

      (e) “Committee” means a committee of one or more members of the Board appointed by the Board in accordance with subsection 2(c).

      (f) “Common Stock” means the Common Stock, par value $0.0001, of the Company.

      (g) “Company” means Cyberkinetics Neurotechnology Systems, Inc., a Delaware corporation.

      (h) “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services. However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director’s fee by the Company for their services as Directors.

      (i) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or Committee, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

      (j) “Covered Employee” means the Company’s chief executive officer and the four other highest compensated officers of the Company for whom total compensation is required to be reported to stockholder under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

      (k) “Director” means a member of the Board of Directors of the Company.

      (l) “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

      (m) “Employee” or “Employment” means any person employed by the Company or an Affiliate as determined in accordance with Section 3401(c) of the Code.

      (n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

  (o) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

      (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

      (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board, with particular reference to sales of shares of Common Stock and, if no such sales provide meaningful guidance, with reference to sales of any classes or series of preferred stock of the Company; provided that proper discounts may be taken by the Board to reflect the fair market value of the Common Stock in light of liquidation and redemption rights enjoyed by such preferred stock.

      (p) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

      (q) “Listing Date” means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

      (r) “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its Affiliates for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

      (s) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

      (t) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

      (u) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

      (v) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (w) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

      (x) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

       (y) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

      (z) “Plan” means this Second Amended and Restated 2002 Equity Incentive Plan.

      (aa) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

      (bb) “Securities Act” means the Securities Act of 1933, as amended.

      (cc) “Stock Award” means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

     (dd) “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award, subject to the terms and conditions of this Plan, evidencing the terms and conditions of an individual Stock Award grant.

      (ee) “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

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